UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
140 New Montgomery Street, 9th Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 18, 2020, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Yelp Inc. (the "Company"), pursuant to the authority delegated to it by the Board, approved compensation arrangements for the Company's executive officers (collectively, the "Executive Officers").
Base Salaries
The Compensation Committee approved annual base salaries for each of the Executive Officers as set forth in the table below, to be effective from January 1, 2020. The Compensation Committee determined not to make a change to the annual base salary of Jeremy Stoppelman, the Company's Chief Executive Officer, at this time.

Executive Officer	Title	2020 Annual Base Salary
Jeremy Stoppelman	Chief Executive Officer	$1.00
David Schwarzbach	Chief Financial Officer	$450,000.00
Joseph R. ("Jed") Nachman	Chief Operating Officer	$400,000.00
Vivek Patel	Chief Product Officer	$400,000.00
Laurence Wilson	Chief Administrative Officer & General Counsel	$400,000.00
Restricted Stock Units
The Compensation Committee approved the grant of restricted stock units covering shares of the Company's common stock (the "RSUs") to the Executive Officers set forth below, which had a grant date of February 19, 2020. The shares underlying each RSU will vest in equal quarterly installments over four years from the grant date, provided that the applicable Executive Officer is providing services to the Company as of each such vesting date.

Executive Officer	RSUs
Jeremy Stoppelman	93,761
Jed Nachman	43,275
Vivek Patel	34,620
Laurence Wilson	28,850
The RSUs will be granted pursuant to, and in accordance with, the terms and conditions of the Company's 2012 Equity Incentive Plan, as amended (the "Plan") and the forms of RSU Agreement and Grant Notice (together, the "RSU Agreement") previously filed with the U.S. Securities and Exchange Commission (the "SEC").
Performance-Based Awards
The Compensation Committee approved the grant of performance-based restricted stock units covering shares of the Company's common stock (the "Performance Awards") to the Executive Officers set forth below. The grant date of the Performance Awards was also February 19, 2020. The vesting of the Performance Awards is subject to both the achievement of performance goals and a four-year, quarterly vesting schedule (the "Time-Based Vesting Schedule"), as described in more detail below.

	Performance Awards
Executive Officer	Threshold	Target	Maximum
Jeremy Stoppelman	23,441	93,761	187,522
Jed Nachman	10,819	43,275	86,549
Vivek Patel	8,655	34,620	69,239
Laurence Wilson	7,213	28,850	57,700

Vesting. A percentage of the target number of shares subject to the Performance Awards shown above (the "Target Shares"), ranging from zero to 200%, will become eligible to vest based on the Company's level of achievement of performance goals set by the Compensation Committee for its net revenue and adjusted EBITDA for the year ending December 31, 2020. The Compensation Committee will make the final determination of the Company's level of achievement of the performance goals, and the shares subject to the Performance Awards that will become eligible to vest (the "Eligible Shares"), no later than March 15, 2021. On the quarterly vest date immediately following such determination, the Eligible Shares, if any, will vest to the extent that the applicable Executive Officer has met the Time-Based Vesting Schedule as of such date. Thereafter, the Eligible Shares will continue to vest in accordance with the Time-Based Vesting Schedule, subject to the applicable Executive Officer's continued service as of each such vesting date.
Calculation of Eligible Shares. The Compensation Committee will determine the Company's level of achievement of the performance goals by evaluating the Company's net revenue for the year ending December 31, 2020, as determined in accordance with accounting principles generally accepted in the United States ("Actual Net Revenue"), and the Company's adjusted EBITDA non-GAAP financial measure for the year ending December 31, 2020, as reported in its periodic filings with the SEC ("Actual Adjusted EBITDA"), with reference to a threshold, target and stretch goal for each metric.
The Compensation Committee will then calculate the percentage of the Target Shares that will become Eligible Shares as the sum of the Net Revenue Percentage and the Adjusted EBITDA Percentage, rounded up to the nearest whole share, with the Net Revenue Percentage and the Adjusted EBITDA Percentage determined as follows:

		Net Revenue Percentage
Actual Net Revenue	< Net Revenue Threshold	0.0%
	Net Revenue Threshold	25.0%
	> Net Revenue Threshold, but < Net Revenue Target	25 +	[	25 *	(	Actual Net Revenue - Net Revenue Threshold	)]
						Net Revenue Target - Net Revenue Threshold
	Net Revenue Target	50.0%
	> Net Revenue Target, but < Net Revenue Stretch	50 +	[	62.5 *	(	Actual Net Revenue - Net Revenue Target	)]
						Net Revenue Stretch - Net Revenue Target
	Net Revenue Stretch	112.5%

		Adjusted EBITDA Percentage
Actual Adjusted EBITDA	< Adjusted EBITDA Threshold	0.0%
	Adjusted EBITDA Threshold	25.0%
	> Adjusted EBITDA Threshold, but < Adjusted EBITDA Target	25 +	[	25 *	(	Actual Adjusted EBITDA - Adjusted EBITDA Threshold	)]
						Adjusted EBITDA Target - Adjusted EBITDA Threshold
	Adjusted EBITDA Target	50.0%
	> Adjusted EBITDA Target, but < Adjusted EBITDA Stretch	50 +	[	37.5 *	(	Actual Adjusted EBITDA - Adjusted EBITDA Target	)]
						Adjusted EBITDA Stretch - Adjusted EBITDA Target
	Adjusted EBITDA Stretch	87.5%

Terms. The Performance Awards will be granted pursuant to, and in accordance with, the terms and conditions of the Plan, as well as a Performance Award Agreement and Grant Notice (together, the "Performance Award Agreement") previously filed with the SEC.
Amended Executive Severance Benefit Plan
On February 18, 2020, the Compensation Committee also approved an amendment to the Company's Executive Severance Benefits Plan, effective January 6, 2012 (the "Severance Plan"), which provides that our Executive Officers are eligible to receive severance benefits in connection with certain qualifying terminations of their employment. The severance benefits provided under the terms of the amended Severance Plan (the "Amended Severance Plan") remained materially unchanged from those under the Severance Plan (as described in the Company's definitive proxy statement on Schedule 14A filed with the SEC on April 22, 2019), except as follows:

(a) Executive Officers will be eligible for double-trigger benefits if they suffer an involuntary termination without cause or a constructive termination within three months prior to a change in control or 12 months following a change in control (a "Change in Control Period"), instead of within 12 months following a change in control only under the Severance Plan.
(b) If an Executive Officer suffers an involuntary termination without cause or a constructive termination during a Change in Control Period, he or she is eligible to receive (a) 12 months of Company-paid health insurance coverage, instead of six months under the Severance Plan, and (b) accelerated vesting of 100% of the number of unvested shares subject to each equity award granted to such Executive Officer after the adoption of the Severance Plan, instead of 50% under the Severance Plan.
(c) If the Company's Chief Executive Officer suffers an involuntary termination without cause or a constructive termination outside of a Change in Control Period, he or she will be eligible to receive 12 months of Company-paid health insurance coverage, instead of 6 months under the Severance Plan.
(d) Executive Officers other than the Chief Executive Officer are eligible to severance benefits for a termination outside of a Change in Control Period only if they suffer an involuntary termination without cause, instead of an involuntary termination without cause or constructive termination under the Severance Plan, and such benefits include 12 months of Company-paid health insurance coverage, instead of six months under the Severance Plan.
In addition, the Amended Severance Plan will have an initial term ending February 18, 2023, and will automatically renew for successive three-year terms unless the Executive Officers receive written notice of the termination of the Amended Severance Plan at least six months in advance of the renewal date; provided, however, that no such termination will occur if the Company is in active negotiations for a transaction that, if consummated, would constitute a change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 24, 2020	YELP INC.
		By:	/s/ Laurence Wilson
Laurence Wilson
Chief Administrative Officer